UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2009

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-11783	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, Pennsylvania		17325
(Address of principal executive offices)		(Zip Code)

(717) 334-3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 1.01                                           Entry into a Material Definitive Agreement

The Registrant and its wholly-owned subsidiary, Adams County National Bank, entered into an Employment Agreement (the “Agreement”) with David W. Cathell, Executive Vice President, Treasurer & Chief Financial Officer of the Corporation and Executive Vice President, Cashier & Chief Financial Officer of the Bank, dated as of April 17, 2009.  For a brief description of the material terms and conditions of the Agreement, please refer to Item 5.02, which is incorporated herein by reference, and to the copy of the Agreement filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 17, 2009, ACNB Corporation (the “Corporation”) and Adams County National Bank (the “Bank”) entered into an Employment Agreement (the “Agreement”) with David W. Cathell, Executive Vice President, Treasurer & Chief Financial Officer of the Corporation and Executive Vice President, Cashier & Chief Financial Officer of the Bank (the “Executive”).  Pursuant to the Agreement, Mr. Cathell will receive a base salary of $150,000.  The Executive will be eligible for bonuses, paid time off, participation in employee benefit plans, and reimbursement of business expenses.

The initial term of the Agreement is three years which automatically extends for an additional one year period on each anniversary date of the Agreement, unless notice of nonrenewal is given 180 days prior to the anniversary date.

The Agreement automatically terminates if the Executive is terminated for “Cause”, as defined in the Agreement, and all rights under the Agreement will terminate with the exception of the arbitration clause.  The Agreement automatically terminates if the Executive terminates his employment for “Good Reason”, as defined in the Agreement.  If the Agreement terminates for “Good Reason”, the Executive will receive the greater of (1) the compensation due for the remainder of the Agreement’s term or (2) one times his salary, as well as benefits for one year.  The Agreement automatically terminates upon the Executive’s disability, as defined in the Agreement, and the Executive will receive employee benefits and 75% of his compensation until (1) he returns to work, (2) reaches age 65, (3) dies, or (4) the employment period under the Agreement ends.  The Agreement automatically terminates if the Executive voluntarily terminates the Agreement.  If the Executive gives notice of termination within 180 days of a “Change in Control”, as defined in the Agreement, or the Executive’s employment is terminated involuntarily, the Executive is entitled to 2.99 times the Executive’s then current compensation “grossed-up” and a continuation of benefits for two years.

The Agreement contains restrictive covenants precluding the Executive from engaging in competitive activities in a certain area and provisions preventing the Executive from disclosing proprietary information about the Corporation and Bank.

For further information, please refer to the copy of the Agreement filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements and Exhibits

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits.

Exhibit Number	Description
99.1	Employment Agreement between ACNB Corporation, Adams County National Bank, and David W. Cathell dated as of April 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: April 23, 2009	/s/ Lynda L. Glass
Lynda L. Glass
Executive Vice President & Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Employment Agreement between ACNB Corporation, Adams County National Bank, and David W. Cathell dated as of April 17, 2009.